EXHIBIT 10.2

                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

      THIS AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT, dated as of November 6, 2000 (this "AMENDMENT"), is entered into by and between Carriage Services, Inc., a Delaware corporation (the "COMPANY"), and each of the holders (the "HOLDERS") of the Notes of the Company referred to in Recital B below who have executed and delivered this Amendment as described in Section 2.1(a) hereof.

                                    RECITALS

      A. The Company and the Holders (or their predecessors in interest) are parties to that certain Note Purchase Agreement, dated as of July 1, 1999, (as the same hereafter may be amended, supplemented or otherwise modified from time to time, the "AGREEMENT"; capitalized terms used herein that are not defined herein and that are defined in the Agreement shall have the same meanings as therein defined).

      B. The Holders constitute the registered or beneficial holders of at least a majority in principal amount of those certain 7.73% Senior Notes, Series 1999-A, of the Company, due July 30, 2004, those certain 7.96% Senior Notes, Series 1999-B, of the Company due July 30, 2006, and those certain 8.06% Senior Notes, Series 1999-C, of the Company due July 30, 2008 (collectively, the "NOTES").

      C. The Company and the Holders have agreed, subject to the terms and conditions set forth herein, to modify certain financial covenants and to make certain other amendments to the Agreement and the Notes as set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

SECTION 1.  AMENDMENTS.

      1.1 Section 10.1 of the Agreement is hereby amended in its entirety to read as follows:

            10.1. ADJUSTED CONSOLIDATED NET WORTH.

                  The Company will not permit Adjusted Consolidated Net Worth at any time to be less than the sum of (a) $275,000,000, PLUS (b) the cumulative sum of 50% of Consolidated Net Income, (but only if a positive number) for each completed fiscal quarter, or portion thereof, ending on or after June 30, 1999, PLUS (c) 100% of the increases in Adjusted Consolidated Net Worth resulting from any sale or issuance of any equity securities (other than the Trust Convertible Preferred Securities), of, or any other additions to capital by, the Company or its Restricted Subsidiaries during each completed fiscal quarter, or portion thereof, ending after March 31, 1999, MINUS (d) for each fiscal quarter ending after June 30, 2000, the sum of (i) Restructuring Charges, in an aggregate amount for all fiscal quarters not to exceed $137,000,000 on an after-tax basis and
            (ii) payments made to sellers in connection with Acquisitions pursuant to guaranties by the Company that the stock component of the purchase price would achieve certain agreed-upon minimum levels of market price, in an aggregate amount for all fiscal quarters not to exceed $11,700,000. The foregoing calculation shall be made without giving effect to any unrealized holding gain or loss related to the mark-to-market of the Company's "available for sale" securities pursuant to Financial Accounting Standards Board Bulletin No. 115 or any change in the fair value of any interest rate swap that qualifies as a cash flow hedge pursuant to Financial Accounting Standards Board Bulletin No. 133. For purposes of this Section 10.1 and Sections 10.2(b) and 10.4 below, "RESTRUCTURING CHARGES" means the non-recurring restructuring charges related to the cumulative effect of changes in accounting with respect to the Company and its Restricted Subsidiaries in connection with the implementation of Securities and Exchange Commission Staff Accounting Bulletin No. 101-Revenue Recognition in Financial Statements, organizational changes, sales of assets, and write-down of assets, in each case, to the extent the same are recognized for financial reporting purposes for periods through June 30, 2001 (or, as to up to $5,000,000 of such charges, through June 30, 2002).

      1.2 Section 10.2 of the Agreement is hereby amended in its entirety to read as follows:

                  10.2. CONSOLIDATED INDEBTEDNESS.

                        (a) The Company will not permit the ratio of
            Consolidated Indebtedness to Consolidated Total Capitalization to be greater than 60% at any time. For avoidance of doubt, the Trust Debentures shall not be included in Consolidated Indebtedness for purposes of this paragraph (a) or paragraph (b) below, nor in the Consolidated Indebtedness component of Consolidated Total Capitalization under this paragraph (a).

                        (b) The Company will not permit the ratio (calculated as
            of the end of each fiscal quarter) of Consolidated Indebtedness to Consolidated Income Available for Fixed Charges (plus, without duplication, (x) the consolidated income available for fixed charges (which shall be determined in the same manner as Consolidated Income Available for Fixed Charges) for such period of any Person and its consolidated subsidiaries, or any assets, acquired by the Company through an Acquisition during such period, if so requested by the Company, as provided below, and (y) Restructuring Charges for such period in an aggregate amount for all such periods not to exceed $161,000,000 on a pre-tax basis) for the period of four fiscal quarters ending as of each fiscal quarter to be more than the respective ratios set forth below:


Fiscal Quarter Ending           Maximum Ratio
---------------------------     -------------
September 30, 2000               4.75 to 1.00
December 31, 2000                4.75 to 1.00
March 31, 2001                   4.60 to 1.00

June 30, 2001                    4.45 to 1.00
September 30, 2001               4.35 to 1.00
December 31, 2001                4.35 to 1.00
March 31, 2002                   4.35 to 1.00
June 30, 2002                    4.35 to 1.00
September 30, 2002               4.35 to 1.00
December 31, 2002                4.00 to 1.00
March 31, 2003                   4.00 to 1.00
June 30, 2003                    4.00 to 1.00
September 30, 2003               4.00 to 1.00
December 31, 2003                3.75 to 1.00
      and thereafter


            For purposes of this Section 10.2(b), whether or not the Acquisition is treated as a pooling transaction, the financial results of the acquired Person or assets shall, if requested in writing by the Company to the holders of the Notes, be added to the applicable financial results of the Company in the same manner as if such transaction were a pooling transaction with such adjustments thereto as are required to reflect nonrecurring items (both positive and negative) that are permitted to be adjusted in accordance with the pro forma financial statement guidelines established by the Securities and Exchange Commission for acquisition accounting for reported acquisitions by public companies (the "SEC GUIDELINES") or as otherwise approved by the Required Holders, including add backs to reflect contractual salary and other compensation adjustments related to the applicable sellers and related parties, contractual lease payment adjustments, and other non-recurring expenses that are related to the Acquisition, such as broker commissions and advisory fees. With respect to any such Acquisition in which the Company so requests adjustments to reflect such nonrecurring items, the Company shall deliver to the holders of the Notes the financial reports of the acquired Person or assets, which reports must be (A) audited or reviewed financial reports prepared by an independent certified public accounting firm, or (B) otherwise approved by the Required Holders. Such reports must be delivered promptly, but in any event together with the Officer's Certificate delivered pursuant to
            Section 7.2, which Officer's Certificate shall include (i) calculations of the inclusion of the financial results of such Person or assets with the financial results of the Company, and (ii) a statement that such addition of financial results is in accordance with the SEC Guidelines, unless the Required Holders have otherwise given their approval as aforesaid. For purposes of this Section 10.2(b) and Section 10.1 above, "ACQUISITION" means the direct or indirect acquisition, whether in one or more related transactions and whether by purchase, assignment, merger, consolidation, share exchange or other acquisition transaction, of any Person, any group of Persons, or any related group of assets, liabilities or securities of any Person or any group of Persons.

      1.3 Section 10.4 of the Agreement is hereby amended in its entirety to read as follows:

            10.4. FIXED CHARGE COVERAGE RATIO.

                  The Company will not permit the ratio (calculated as of the end of each fiscal quarter) of Consolidated Income Available for Fixed Charges (plus Restructuring Charges for such period in an aggregate amount for all such periods not to exceed $161,000,000 on a pre-tax basis) to Consolidated Fixed Charges for the period of four fiscal quarters ending as of each fiscal quarter to be less than the respective ratios set forth below:

Fiscal Quarter Ending               Minimum Ratio
--------------------------          -------------
September 30, 2000                   1.65 to 1.00
December 31, 2000                    1.65 to 1.00
March 31, 2001                       1.65 to 1.00
June 30, 2001                        1.70 to 1.00
September 30, 2001                   1.70 to 1.00
December 31, 2001                    1.75 to 1.00
and thereafter

      1.4 Section 10.7 of the Agreement is hereby amended in its entirety to read as follows:

            10.7. SALE OF ASSETS.

                  The Company will not, and will not permit any Restricted
            Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively, a "DISPOSITION"), any assets, including capital stock of Restricted Subsidiaries, in one or a series of transactions, to any Person, other than (a) Dispositions in the ordinary course of business, (b) Dispositions by a Restricted Subsidiary to the Company or another Restricted Subsidiary, (c) Dispositions permitted by Section 10.8, or (d) Dispositions not otherwise permitted by this Section 10.7, provided that the net cash proceeds from each such Disposition covered by this clause (d) (a "COVERED DISPOSITION") are offered by the Company to be applied to the prepayment of the Notes in the manner hereafter provided. For each fiscal quarter commencing after September 30, 2000 in which the Company makes any Covered Dispositions, the Company shall offer to apply an amount equal to the Pro Rata Percentage of the net cash proceeds from all such Covered Dispositions in such fiscal quarter toward the prepayment of the Notes at a price equal to 100% of the principal amount of the Notes to be prepaid together with interest accrued to the date of prepayment, without payment of any Make-Whole Amount. For purposes of the foregoing, "NET CASH PROCEEDS" includes all cash and cash equivalents actually received by the Company or any Restricted Subsidiary in respect of a Covered Disposition during the fiscal quarter in question, after deduction for all out-of-pocket expenses incurred by the Company or such Restricted Subsidiary that are directly attributable to such Covered

            Disposition. In the case of consideration received by the Company or a Restricted Subsidiary in the form of notes or deferred purchase price in connection with a Covered Disposition, net cash proceeds therefrom shall be deemed to be included in the fiscal quarter when actually received by the Company or such Restricted Subsidiary. For purposes of the foregoing, a "PRO RATA PERCENTAGE" means, for any fiscal quarter, the percentage obtained by dividing the outstanding principal balance of the Notes as of the last day of such fiscal quarter by the sum of such outstanding balance plus the outstanding principal balance due under the Credit Agreement as of the last day of such fiscal quarter. Each such offer of prepayment under clause
            (d) shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof which have not theretofore been called for prepayment. Within 30 days after the expiration of each fiscal quarter while the Notes are outstanding, commencing with the fiscal quarter ending December 31, 2000, the Company shall deliver an Officer's Certificate to the holders of the Notes setting forth in reasonable detail the Covered Dispositions completed during such fiscal quarter and offering to apply the net cash proceeds received during such fiscal quarter toward the prepayment of the Notes in the manner described above. Each such notice by the Company shall specify (A) the aggregate principal amount of Notes offered to be prepaid, (B) the date fixed for prepayment which shall not be less than fifteen (15) or more than thirty (30) calendar days after the date of such notice, (C) the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and (D) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company, which shall not be sooner than ten (10) days after receipt by a holder of such notice. Except as provided in the proviso to this sentence, failure by a holder of Notes to respond timely to an offer made pursuant to this Section 10.7 shall be deemed to constitute a rejection of such offer by such holder; provided, that in the case of offers made to Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and Baystate Health Systems, Inc., failure by any such holder to respond timely shall be deemed to constitute an acceptance of such offer by such holder. If any holder of the Notes rejects (or is deemed to have rejected) such offer, the proceeds that would have been paid to such holder shall be paid to the other holders of the Notes that have accepted (or are deemed to have accepted)the offer, ratably in accordance with the outstanding principal balances of the Notes held by the accepting holders. Any holder accepting an offer for a given fiscal quarter retains the right to decline an offer in any future fiscal quarter, and any holder declining an offer in any fiscal quarter retains the right to accept an offer in any future fiscal quarter. The Company shall not be required to extend an offer under clause (d) for any fiscal quarter in which net cash proceeds are less than $1,000,000, but in such event the amount of net cash proceeds received during such fiscal quarter shall be carried forward for purposes of calculating net cash proceeds in future fiscal quarters.

      1.5 Section 10.14 of the Agreement is hereby amended in its entirety to read as follows:

            10.14.      SUBSIDIARY GUARANTIES; CREDIT AGREEMENT MODIFICATIONS.

                  The Company will not permit any Subsidiary that is not a
            Subsidiary Guarantor to become a signatory to the Bank Guaranty (or otherwise guarantee bank obligations) unless, concurrently therewith, such Subsidiary becomes a signatory to the Subsidiary Guaranty. The Company will not permit any Restricted Subsidiary that is not a Subsidiary Guarantor to become a signatory to another Guaranty of Indebtedness of the Company or another Restricted Subsidiary unless, concurrently therewith, such Restricted Subsidiary becomes a signatory to the Subsidiary Guaranty. The Company will not, without the prior written consent of the Required Holders, cause or permit any modification to be made to the Credit Agreement (as in existence on the date hereof or as hereafter amended, modified or restated, but excluding any refinancing thereof or any successor or replacement credit agreement) that renders the economic terms of the Indebtedness thereunder materially more favorable to the holders of such Indebtedness or materially less favorable to the Company.

      1.6 Clause (iii) of Section 18 of the Agreement is hereby amended in its entirety to read as follows:

            (iii) if to the Company, to the Company at 1900 St. James Place, Fourth Floor, Houston, Texas, 77056, to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.


      SECTION 2.  EFFECTIVE DATE.

      2.1 EFFECTIVE DATE. This Amendment shall become binding upon the Company and each Holder upon its execution of a counterpart hereof, subject to the condition that the following shall have been received by each Holder or, in the case of items (a), (b), (c), (d), (e), (f), (h) and (i)(ii) below, by its special counsel, Baker Botts, L.L.P., on or before November 15, 2000:

            (a) counterparts of this Amendment executed by the Company and the Required Holders;

            (b) counterparts of the Ratification of Subsidiary Guaranty, in the form attached hereto as EXHIBIT A (the "RATIFICATION"), executed by each Subsidiary Guarantor set forth on the signature pages thereto;

            (c) a copy of Amendment No. 3 to the Credit Agreement entered into by the Company and the "Administrative Agent" (as defined in the Credit Agreement) and at least the "Majority Lenders" (as defined in the Credit Agreement), in the form attached hereto as EXHIBIT B;

            (d) a copy of a letter to the Company signed by the Administrative Agent, on behalf of the Majority Lenders under the Credit Agreement, consenting to the terms of this Amendment;

            (e) (1) a favorable opinion of Thompson & Knight L.L.P., counsel to the Company, as to (i) the due authorization, execution and delivery of this Amendment, (ii) the validity and enforceability of this Amendment and of the Agreement, as amended by this Amendment, and (iii) the execution and delivery of this Amendment, and the performance of the Agreement, as amended by this Amendment, not constituting a breach or violation of the Credit Agreement, and (2) a favorable opinion of D'Ancona & Pflaum, LLC, special Illinois counsel to the Company, upon which Thompson & Knight L.L.P. are relying as to matters of Illinois law in rendering their opinion described in clause (1) above;

            (f) written evidence that the execution, delivery and performance by the Company of the Amendment Documents referred to in Section 3.1 below have been duly authorized by all requisite corporate action on the part of the Company;

            (g) without limiting the provisions of Section 15.1 of the Agreement, the fees, charges and disbursements of its special counsel referred to above, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Effective Date;

            (h) an amendment fee in the amount equal to 2.50% of the aggregate principal amount of the Notes held by, or by a nominee of, such Holder on such date, which shall be paid to such Holder as provided in Section 14.2 of the Agreement; and

            (i) (i) from June 30, 2000 until all of the foregoing conditions and the condition specified in subclause (ii) below have been satisfied, there shall have been no change in the financial condition, operations, business or properties of the Company and its Restricted Subsidiaries which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and (ii) the Company shall have delivered an Officer's Certificate to such effect.

      No party to this Amendment may revoke its execution of this Amendment prior to November 15, 2000, but this Amendment shall not be deemed effective until all of the foregoing conditions have been satisfied (the date on which such conditions are satisfied being herein referred to as the "EFFECTIVE DATE").

SECTION 3.  REPRESENTATIONS AND WARRANTIES.

      The Company represents and warrants, both on and as of the date hereof and on and as of the Effective Date, to the Holders that:

      3.1 The Company has all requisite corporate power to execute, deliver and perform its obligations under this Amendment and under the Agreement, as amended (collectively, the

"AMENDMENT DOCUMENTS"). The Company has duly executed and delivered each of the Amendment Documents, and each of the Amendment Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

      3.2 Neither the execution and delivery of the Amendment Documents by the Company, nor the consummation of the transactions contemplated hereby or thereby, nor fulfillment of nor compliance with the terms and provisions hereof or thereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any security interest, lien or other encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or bylaws of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject.

      3.3 Neither the nature of the business conducted by the Company, nor any of its properties, nor any relationship between the Company and any other Person, nor any circumstance in connection with the transactions contemplated by the Amendment Documents is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body or any other Person in connection with the execution and delivery of any Amendment Document or the fulfillment of or compliance with the terms and provisions hereof or thereof.

      3.4 Upon the effectiveness of this Amendment, no Event of Default or Default shall exist under the Agreement.

      3.5 The signatories to the Ratification constitute all Subsidiaries of the Company that are required by the terms of the Agreement, as amended by this Amendment, to be signatories to the Subsidiary Guaranty.

      3.6 The banks that are signatories to Amendment No. 3 to the Credit Agreement constitute at least the "Majority Lenders," and Bank of America, N.A., constitutes the "Administrative Agent," under the Credit Agreement.

      3.7 Amendment No. 3 to the Credit Agreement and the consent letter described in Section 2.1(d) of this Amendment on the Effective Date will be in full force and effect.

SECTION 4.  MISCELLANEOUS.

      4.1 This Amendment shall be construed in connection with and as part of each of the Agreement and the Notes, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

      4.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Agreement and Notes without making specific reference to this Amendment but, nevertheless, all such references shall include this Amendment unless the context otherwise requires.

      4.3 Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Holder nor constitute a waiver of any provision of the Agreement, the Notes or any other document, instrument or agreement executed and delivered in connection with the Agreement.

      4.4 The Company confirms its agreement, pursuant to Section 15.1 of the Agreement, to pay all costs and expenses of the Holders related to this Amendment and all matters contemplated by the Amendment Documents, including without limitation the reasonable fees and expenses of the Holders' special counsel.

      4.5 This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

      4.6 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by telecopy of a duly executed counterpart copy hereof.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.


                                 CARRIAGE SERVICES, INC.



                                 By:___________________________________
                                 Name: Thomas C. Livengood
                                 Title: Executive Vice President and Chief
                                        Financial Officer

                                 AMERICAN GENERAL ANNUITY INSURANCE COMPANY

                                 MERIT LIFE INSURANCE CO.

                                 THE FRANKLIN LIFE INSURANCE COMPANY

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 C.M. LIFE INSURANCE COMPANY

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 BAYSTATE HEALTH SYSTEMS INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 MINNESOTA LIFE INSURANCE COMPANY

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 GREAT WESTERN INSURANCE COMPANY

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 THE CATHOLIC AID ASSOCIATION

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 GUARANTEE RESERVE LIFE INSURANCE COMPANY

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 NATIONAL TRAVELERS LIFE COMPANY

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 MUTUAL TRUST LIFE INSURANCE COMPANY

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 FARM BUREAU MUTUAL INSURANCE COMPANY OF
                                 MICHIGAN

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 FARM BUREAU GENERAL INSURANCE COMPANY OF
                                 MICHIGAN

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 UNITY MUTUAL LIFE INSURANCE COMPANY --
                                 ANNUITY PORTFOLIO

                                 By:  ADVANTUS CAPITAL MANAGEMENT, INC.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 J. ROMEO & CO.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 THE TRAVELERS INSURANCE COMPANY, for itself and for one of its separate accounts

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 THE CANADA LIFE ASSURANCE COMPANY,  as
                                 beneficial owner of Note number AR-9

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 CANADA LIFE INSURANCE COMPANY OF AMERICA, as beneficial owner of Note number AR-10

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 CANADA LIFE INSURANCE COMPANY OF NEW YORK, as beneficial owner of Note number AR-11

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                    EXHIBIT A

                             [FORM OF RATIFICATION]

                       RATIFICATION OF SUBSIDIARY GUARANTY

      Each of the undersigned, as Guarantors under that certain Subsidiary Guaranty dated as of July 27, 1999 (the "GUARANTY"), in favor of the holders of the Notes (as defined in the Guaranty) issued pursuant to the Note Purchase Agreement dated as of July 1, 1999 (the "NOTE PURCHASE AGREEMENT") between Carriage Services, Inc., a Delaware corporation(the "COMPANY"), and the holders of the Notes (as defined in the Note Purchase Agreement) that are parties thereto, hereby (1) consents to that certain Amendment No. 1 to Note Purchase Agreement, dated as of November 6, 2000 (the "AMENDMENT"), between the Company and the holders of the Notes, (2) represents that it has no defenses to the enforcement of the Guaranty, (3) confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed, and (4) ratifies the Guaranty in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, all references to the "Note Purchase Agreement" in the Guaranty and the use of the words "thereunder", "thereof" or words of similar import when referring to the Note Purchase Agreement, shall mean the Note Purchase Agreement, as amended by the Amendment. The delivery of this Ratification of Subsidiary Guaranty does not indicate or establish a requirement that the Guaranty requires any Guarantor's approval of amendments to the Note Purchase Agreement, but has been furnished to the holders of the Notes as a courtesy at the request of such holders.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute this Ratification of Subsidiary Guaranty as of November 6, 2000.

CARRIAGE FUNERAL HOLDINGS, INC.
CFS FUNERAL SERVICES, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE FUNERAL SERVICES OF MICHIGAN, INC.
CARRIAGE FUNERAL SERVICES OF KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF CALIFORNIA, INC.
CARRIAGE CEMETERY SERVICES OF IDAHO, INC.
WILSON & KRATZER MORTUARIES
ROLLING HILLS MEMORIAL PARK
CARRIAGE SERVICES OF CONNECTICUT, INC.
CHC INSURANCE AGENCY OF OHIO, INC.
BARNETT, DEMROW & ERNST, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
CARRIAGE CEMETERY SERVICES, INC.
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE SERVICES OF MASSACHUSETTS, INC.
CARRIAGE SERVICES OF NEVADA, INC.
HUBBARD FUNERAL HOME, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE INSURANCE AGENCY OF MASSACHUSETTS, INC.
CARRIAGE CEMETERY SERVICES, INC. OF CALIFORNIA, INC.
CARRIAGE MUNICIPAL CEMETERY SERVICES OF NEVADA, INC.
CARRIAGE SERVICES OF NEW YORK, INC.
CARRIAGE TEAM OHIO, LLC
CARRIAGE TEAM KANSAS, LLC
CARRIAGE TEAM CALIFORNIA (FUNERAL), LLC
CARRIAGE TEAM CALIFORNIA (CEMETERY), LLC
CARRIAGE TEAM FLORIDA (FUNERAL), LLC
CARRIAGE TEAM FLORIDA (CEMETERY), LLC

By:____________________________________________
Name: Thomas C. Livengood
Title:  Executive Vice President and Chief Financial Officer,
for and on behalf of each of the foregoing

CARRIAGE INVESTMENTS, INC. FOR ITSELF AND AS
GENERAL PARTNER FOR CARRIAGE MANAGEMENT, L.P.

By:____________________________________________
Name: Wendy Wilson Boyer, President of COCHRANE'S CHAPEL OF THE ROSES, INC.

                                       A-2